UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2006

                              AQUACELL WATER, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                 000-51723               86-0675195
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)         Identification No.)

           10410 Trademark Street, Rancho Cucamonga, CA          91730
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              (Address of principal executive offices)        (Zip Code)

                                  (909) 987-0456
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               Registrant's telephone number, including area code

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

ITEM 8.01  Other Events.

           Aquacell Water, Inc. (the "Company") issued a letter to its stockholders with an attached company profile detailing the current status of the Company, its products, programs and marketing efforts. The letter is attached as Exhibit 99.1.


ITEM 9.01  Financial Statements and Exhibits.

      (c)  Exhibits

           99.1 Copy of Letter to Stockholders dated July 10, 2006 with enclosure.


                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AQUACELL WATER, INC.

Date: July 11, 2006                         By: /s/ Gary S. Wolff
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                                                    Gary S. Wolff
						    Principal Accounting Officer